UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

Pacific State Bancorp
(Exact name of registrant as specified in its charter)

California	0-49892	61-1407606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1899 W. March Lane Stockton, California		95207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (209) 870-3214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	–	Corporate Governance and Management

Item 5.02		Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 19, 2009 Mr. George M. Schofield, C.P.A. became a director of the Registrant and of its wholly-owned subsidiary Pacific State Bank (the "Bank") by votes of their boards of directors taken at meetings held February 19, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific State Bancorp
(Registrant)

Date: April 10, 2009	By:	/s/ Justin Garner
Justin Garner
Chief Financial Officer